Exhibit 10.36

                              SILVER DINER, INC.
                          STOCK OPTION PLAN AGREEMENT

A Stock Option award is hereby granted by Silver Diner, Inc., a Delaware corporation ("Company"), to the Key Employee named below ("Optionee"), for and with respect to common stock of the Company, par value $0.00074 per share ("Common Stock"), subject to the following terms and conditions:

     1. Subject to the provisions set forth herein and the provisions of the Stock Option Plan ("Plan"), the provisions of which are hereby incorporated by reference, and in consideration of the agreements of Optionee herein provided, the Company hereby grants to Optionee a Stock Option to purchase from the Company the number of shares of Common Stock, at the purchase price per share ("Option Exercise Price"), and on the schedule, all as set forth below. Such Stock Option is sometimes referred to herein as the "Award".


Name of Optionee:          Craig Kendall

Number of Shares Subject   55,000
to Stock Option:

Option Exercise Price      $0.625
Per Share (closing price
of Common Stock on the
date of the grant of the
Stock Option by the
Board of Directors at
the Board of Director's
meeting on December 15,
1998):

Date of Grant:             December 15, 1998

Exercise Schedule:         Optionee has been granted a Stock Option Award to
                           purchase 55,000 shares of Common Stock. The Stock
                           Option Award shall be one-hundred percent (100%) vested on December 31, 2005. Prior to December 31,
                           2005, the Stock Option Award shall be zero percent
                           (0%) vested. Any nonexercised options shall expire on December 14, 2008. The Compensation Committee may establish performance criteria at any time, and from time to time, to allow for the acceleration of vesting for some or all of the Stock Option Award granted hereunder.


     2. The exercise of all or any portion of the Award is conditioned upon the acceptance by Optionee of the terms hereof as evidenced by his execution of this Option Agreement in the space provided therefor at the end hereof and the return of an executed copy to the Secretary of the Company.

     Written notice of an election to exercise any portion of the Award, in a form substantially identical to that attached as an Exhibit hereto and specifying the portion thereof being exercised and the exercise date, shall be given by Optionee, or his legal representative, (a) by delivering such notice at the principal executive offices of the Company no later than the exercise date, or (b) by mailing such notice, postage prepaid, addressed to the Secretary of the Company at the Company's principal executive offices at least three business days prior to the exercise date.

     3. Neither Optionee nor any other person entitled to exercise the Stock Option under the terms hereof shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any Common Stock issuable on exercise of the Stock Option, until the date of the issuance of a stock certificate for such Common Stock.
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     4.  If the Award shall be exercised in whole, this Option Agreement shall be surrendered to the Company for cancellation. If the Award shall be exercised in part, or a change in the number or designation of the Common Stock shall be made, this Option Agreement shall be delivered by Optionee to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the partial exercise or the change in the number or designation of the Common Stock.

     5. Optionee represents, warrants and agrees that Optionee will acquire and hold the shares purchased on exercise of the Option for his own account for investment and not with the view to the resale or distribution thereof, except for resales or distributions in accordance with applicable securities laws, and that Optionee will not, at any time or times, directly or indirectly, offer, sell, distribute, pledge, or otherwise grant a security interest in or otherwise dispose of or transfer all, any portion of or any interest in, any shares purchased on exercise of the Option (or solicit an offer to buy, take in pledge or otherwise acquire or receive, all or any portion thereof).

     Optionee acknowledges that Optionee has received and reviewed a description of the Common Stock of the Company and a copy of the Plan. Optionee further acknowledges that Optionee has had the opportunity to ask questions of, and receive answer from, the officers and representatives of the Company concerning all material information concerning the Company and the terms and conditions of the transactions in which Optionee is acquiring the Option and may subsequently acquire shares of the Common Stock. Optionee further acknowledges that Optionee understands that the Company may use the proceeds from the exercise of the Option for general corporate purposes.

     6. The grant of the Award hereunder shall not be deemed to give the Optionee the right to be retained in the employ of the Company or to affect the right of the Company to discharge the Optionee at any time.

     7. The Award shall be exercised in accordance with such administrative regulations, as the Board shall from time to time adopt.

     8. The Award and this Option Agreement shall be construed, administered and governed in all respects under and by the laws of the State of Maryland, without giving effect to principles of conflict of laws.

                              SILVER DINER, INC., a Delaware corporation


                              By: ____________________________________

The undersigned hereby accepts the foregoing Award and the terms and conditions hereof.

                              ________________________________________
                              Key Employee
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                             PERFORMANCE CRITERIA
                                 CRAIG KENDALL


In the event that the Company's actual net income from January 1, 1999 through December 31, 1999 exceeds the Company's budgeted net income, as described in the attachment hereto, by at least $300,000, the Stock Option shall become immediately vested and exercisable with respect to 25,000 shares of Common Stock. If the Company's actual net income during the period specified does not exceed the Company's budgeted net income by at least $300,000, the Stock Option shall vest immediately in part in accordance with the following schedule:

If the Company's actual net income for 1999:

 . exceeds budgeted net income by $200,000 or more but less than $300,000, the right to purchase 20,000 shares of Common Stock under the Stock Option shall become immediate and the remaining shares of the Stock Option shall become vested on December 31, 2005;

 . exceeds budgeted net income by $100,000 or more but less than $200,000, the right to purchase 15,000 shares of Common Stock under the Stock Option shall become immediate and the remaining shares of the Stock Option shall become vested on December 31, 2005;

 .  exceeds budgeted net income by less than $100,000, the right to purchase
   10,000 shares of Common Stock under the Stock Option shall become immediate and the remaining shares of the Stock Option shall become vested on December 31, 2005;

 . does not exceed budgeted net income, all shares of Common Stock under the Stock Option shall become vested on December 31, 2005.

                             PERFORMANCE CRITERIA
                                TIMOTHY CUSICK


In the event that the Company's actual net income from January 1, 1999 through December 31, 1999 exceeds the Company's budgeted net income, as described in the attachment hereto, by at least $300,000, the Stock Option shall become immediately vested and exercisable with respect to 25,000 shares of Common Stock. If the Company's actual net income during the period specified does not exceed the Company's budgeted net income by at least $300,000, the Stock Option shall vest immediately in part in accordance with the following schedule:

If the Company's actual net income for 1999:

 . exceeds budgeted net income by $200,000 or more but less than $300,000, the right to purchase 20,000 shares of Common Stock under the Stock Option shall become immediate and the remaining shares of the Stock Option shall become vested on December 31, 2005;

 . exceeds budgeted net income by $100,000 or more but less than $200,000, the right to purchase 15,000 shares of Common Stock under the Stock Option shall become immediate and the remaining shares of the Stock Option shall become vested on December 31, 2005;

 .  exceeds budgeted net income by less than $100,000, the right to purchase
   10,000 shares of Common Stock under the Stock Option shall become immediate and the remaining shares of the Stock Option shall become vested on December 31, 2005;

 . does not exceed budgeted net income, all shares of Common Stock under the Stock Option shall become vested on December 31, 2005.

                             PERFORMANCE CRITERIA
                                YPE VON HENGST


In the event that the Company's actual net income from January 1, 1999 through December 31, 1999 exceeds the Company's budgeted net income, as described in the attachment hereto, by at least $300,000, the Stock Option shall become immediately vested and exercisable with respect to 25,000 shares of Common Stock. If the Company's actual net income during the period specified does not exceed the Company's budgeted net income by at least $300,000, the Stock Option shall vest immediately in part in accordance with the following schedule:

If the Company's actual net income for 1999:

 . exceeds budgeted net income by $200,000 or more but less than $300,000, the right to purchase 20,000 shares of Common Stock under the Stock Option shall become immediate and the remaining shares of the Stock Option shall become vested on December 31, 2005;

 . exceeds budgeted net income by $100,000 or more but less than $200,000, the right to purchase 15,000 shares of Common Stock under the Stock Option shall become immediate and the remaining shares of the Stock Option shall become vested on December 31, 2005;

 .  exceeds budgeted net income by less than $100,000, the right to purchase
   10,000 shares of Common Stock under the Stock Option shall become immediate and the remaining shares of the Stock Option shall become vested on December 31, 2005;

 . does not exceed budgeted net income, all shares of Common Stock under the Stock Option shall become vested on December 31, 2005.

                             PERFORMANCE CRITERIA
                                PATRICK MESKELL


In the event that the Company's actual net income from January 1, 1999 through December 31, 1999 exceeds the Company's budgeted net income, as described in the attachment hereto, by at least $300,000, the Stock Option shall become immediately vested and exercisable with respect to 25,000 shares of Common Stock. If the Company's actual net income during the period specified does not exceed the Company's budgeted net income by at least $300,000, the Stock Option shall vest immediately in part in accordance with the following schedule:

If the Company's actual net income for 1999:

 . exceeds budgeted net income by $200,000 or more but less than $300,000, the right to purchase 20,000 shares of Common Stock under the Stock Option shall become immediate and the remaining shares of the Stock Option shall become vested on December 31, 2005;

 . exceeds budgeted net income by $100,000 or more but less than $200,000, the right to purchase 15,000 shares of Common Stock under the Stock Option shall become immediate and the remaining shares of the Stock Option shall become vested on December 31, 2005;

 .  exceeds budgeted net income by less than $100,000, the right to purchase
   10,000 shares of Common Stock under the Stock Option shall become immediate and the remaining shares of the Stock Option shall become vested on December 31, 2005;

 . does not exceed budgeted net income, all shares of Common Stock under the Stock Option shall become vested on December 31, 2005.